UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               _________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported):
                     November 30, 2005 (November 23, 2005)

                                Friedman's Inc.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      0-22356                    58-20583
(State or Other Jurisdiction        (Commission File            (IRS Employer
      of Incorporation)                 Number)              Identification No.)


                             171 Crossroads Parkway
                            Savannah, Georgia 31422
                    (Address of Principal Executive Offices)

                                 (912) 233-9333
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.        Bankruptcy or Receivership.

         As previously reported, on January 14, 2005, Friedman's Inc. ("Friedman's" or the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of Georgia, located in Savannah (the "Bankruptcy Court") (Case No. 05-40129).

         On November 23, 2005, the Bankruptcy Court entered (i) an order (the "Confirmation Order") confirming the Company's First Amended Joint Plan of Reorganization (the "Plan"), and (ii) an order (the "Order on Objections to Confirmation") modifying the Plan and overruling certain objections to confirmation of the Plan. The text of the Confirmation Order and the Order on Objections to Confirmation are included as Exhibits 99.1 and 99.2, respectively, to this Current Report. The Debtors will emerge from chapter 11 upon effectiveness of the Plan. The effectiveness of the Plan, and thus the consummation of the distributions provided for in the Plan, is subject to a number of conditions precedent.

Summary of the Material Features of the Plan
--------------------------------------------

         Set forth below is a brief summary of the material features of the Plan. Under the Plan, Harbert Distressed Investment Master Fund, Ltd. ("Harbert") has agreed to serve as plan investor in support of Friedman's emergence from Chapter 11. Harbert has invested significant amounts in Friedman's capital structure, and has agreed to invest significant additional amounts in the Company under the Plan, pursuant to an Investment Agreement, dated as of September 21, 2005, by and between the Company and Harbert (the "Investment Agreement") a copy of which was included as Exhibit 2.1 to a Current Report on Form 8-K, dated September 28, 2005, as filed by the Company with the Securities and Exchange Commission (the "SEC").

         In particular, Harbert will provide $25 million in funding upon the effective date of the Plan to assist Friedman's in reorganizing its affairs. Additionally, Harbert has acquired a $25.5 million term loan under Friedman's debtor-in-possession financing facility. Harbert also has acquired participation interests in approximately $63.4 million face amount of prepetition claims previously held by vendors pursuant to Friedman's prepetition trade vendor program. Finally, Harbert has acquired certain disputed claims of Friedman's prepetition lenders that will be allowed under the Plan in the amount of $1.9 million, plus interest.

         Under the Plan, in consideration of the foregoing claims and other investments, Harbert will receive substantially all of the common stock of the reorganized Company (the "Reorganized Company"). Harbert has represented to Friedman's that subsequent to the commencement of Friedman's Chapter 11 Cases, Harbert acquired approximately 3,921,000 shares of Friedman's Class A Common Stock and 3,000,000 warrants. However, Harbert will not receive any consideration under the Plan on account of these equity interests. The funds to be provided by Harbert upon the effective date of the Plan, plus certain other sources of funding available to Friedman's, will be utilized to pay costs in connection with Friedman's Chapter 11 Cases and to provide funding, in the amount of $8,000,000 (subject to certain adjustments set forth in the Plan) to the Litigation Trust, as such term is used in the Plan. Friedman's believes that it has claims against certain former directors, officers, and other parties on account of various prepetition conduct described in the Company's Disclosure Statement (the "Disclosure Statement") with respect to the Plan, a copy of which was included as Exhibit 2.3 to a Current Report on Form 8-K, dated September 28, 2005, as filed by the Company with the SEC. Under the Plan, a trust will be established for the limited purpose of pursuing such claims. Any recoveries from claims brought by the trust will be distributed to holders of unsecured creditors.

Summary of Distributions under the Plan
---------------------------------------


Class Description                  Treatment Under Plan

Class 1 - Lender Claims            A lender claim consists of any claim against Friedman's or its affiliates arising out of that certain amended and restated credit agreement entered into by Friedman's and its affiliates on September 7,
                                   2004, as thereafter modified.  That credit agreement provided Friedman's a revolving loan facility of up to $67.5 million, plus a term loan facility of another $67.5 million.  These loans were secured by liens on substantially all the Debtors' assets.  During the Chapter 11 cases, the
                                   Debtors repaid in full all amounts outstanding under the revolving loan facility, plus all principal and certain fees outstanding with respect to the term loan, utilizing proceeds of the Debtors' postpetition, debtor-in-possession financing facility.  However, there were certain additional claims asserted against the Debtors by Jewelry Investors II,
                                   L.L.C., the holder of the term loan.  These claims, all of which the
                                   Debtors disputed, were in excess of $13 million and were based on claims for liquidated damages, a prepayment premium, and additional amounts.
                                   The Debtors and the Creditors' Committee filed a joint objection to these claims.  Ultimately, the parties resolved this dispute by agreeing to allow the claim in a significantly reduced amount equal to $1.9 million, plus interest.  Harbert purchased this claim for a confidential cash payment.  Under the Plan, the claim will be converted into shares of the new common stock of the Reorganized Company.

                                   Estimated Amount of Claim:                  $1.9 million
                                   Estimated Percentage Recovery:              100%


Class 2 - Other Secured            Other secured claims are other claims secured by liens on property in
Claims                             which Friedman's or its affiliates have an interest.  Friedman's believes that these claims consist primarily of (i) a real estate mortgage on its headquarters building and (ii) the liens and rights  of
                                   Bank of America in certain cash collateral securing the obligations of
                                   Friedman's to Bank of America in connection with an outstanding letter of credit issued by Bank of America under the Credit Agreement and certain cash management services Bank of America provides to
                                   Friedman's.  Additionally,  there also may be certain real estate tax liens, mechanics' liens, and personal property
tax liens that will be
                                   honored in the ordinary course of business.  Under the Plan, the legal, equitable, and contractual rights of each other secured claim holder shall be reinstated, which means that the claim holder's rights will be unaltered and that Friedman's will cure outstanding payment defaults.

                                   Estimated Amount of Claims:                 $3.37 million
                                   Estimated Percentage Recovery:              100%


Class 3 - Other Priority           Other priority claims are primarily claims held by current and former
Claims                             employees for unpaid wages, salaries, bonuses, severance pay, vacation pay, and other unpaid employee benefits.  Upon commencement of the
                                   Chapter 11 cases, Friedman's obtained authority from the Bankruptcy
                                   Court to pay certain of such amounts in the ordinary course of business.  Friedman's believes that it has in fact paid all or substantially all such amounts, and that there should not be a significant amount of such claims, if any, remaining unpaid.  However, in the event there are any valid claims for unpaid amounts, Friedman's will either pay such claims in full in cash or, if necessary, agree with the claim holder to some other mutually agreeable, and no more favorable, compensation arrangement.

                                   Estimated Amount of Claims:                 $0
                                   Estimated Percentage Recovery:              100%


Class 4(a) - Non-                  Program vendor claims are comprised of those claims that arose out of
Participating Program              Friedman's prepetition secured trade vendor program.  Harbert acquired
Vendor Claims                      interests in the great majority of these claims during the Chapter 11 cases.  Under the Plan, Non-Participating Program Vendor Claims are
                                   those program vendor claims not purchased by Harbert.  Holders of program vendor claims who did not sell their claims to Harbert shall receive a lump-sum cash payment on the effective date of the Plan (or when their claims are allowed, if later) in an amount equal to 75% of the face amount of their claims.

                                   Estimated Amount of Claims:                 Approximately $4 million
                                   Estimated Percentage  Recovery:             75%


Class 4(b) - Participating         Program vendor claims are comprised of those claims that arose out of
Program Vendor Claims              Friedman's prepetition secured trade vendor program.  Harbert acquired interests in the great majority of these claims during the Chapter 11 cases.  Under the Plan, Participating Program Vendor Claims are those program vendor claims purchased by Harbert.  Harbert, as holder of the
                                   Participating Program Vendor Claims, will receive shares of new common stock in reorganized Friedman's in exchange for its claims.

                                   Estimated Amount of Claims:            $58.9 million
                                   Estimated Percentage Recovery:         75 %


Class 5 - General                  General unsecured claims include claims arising as a result of retail
Unsecured Claims                   merchandise or services provided by trade vendors or service providers
                                   (other than program vendor claims described above); rejection of executory contracts and unexpired leases; the deficiency claims of non-participating program vendors; and litigation claims.  While
                                   Friedman's cannot predict with certainty the total amount of general unsecured claims that ultimately may be allowed, the company believes that non-program trade vendor and service provider claims likely could be approximately $34 million.  Additionally, the company anticipates that lease rejection claims in the aggregate amount of approximately $7 million may be filed, although this amount may be reduced on account of landlords' duties to mitigate their damages.  Beyond these two categories of claims, a number of contingent, unliquidated claims, many of them based on litigation claims, were filed in these cases.  The company cannot  predict with certainty the total amount of such claims that ultimately may be allowed.  For illustrative purposes only, however, the range of recoveries indicated below assume that litigation claims could be allowed in the aggregate amount of between $20 million and $40 million.  Under the plan, general unsecured creditors will receive their pro rata share of recoveries, if any, on account of certain claims of the estate described herein.  The anticipated recovery on account of these matters is unknown.  An additional $8 million will be allotted to the estate's pursuit of these claims (subject to the adjustments set forth in Article 1.137 of the Plan).

                                   Illustrative Range of Claims:               $60 million to $80 million
                                   Estimated Percentage Recovery:              TBD

Class 6 - AG Claims                An AG claim is a claim held by a state on account of controversies asserted prior to the petition date, including, with respect to the
                                   Debtors' historic credit insurance sales practices.  Under the plan, a holder of an AG Claim will receive a pro rata share of the recoveries, if any, on account of certain claims of the estate (as described herein), as if such holder were a member of Class 5.  Holders of AG
                                   Claims have the option to elect, however, to receive a pro rata distribution of 5% of the recoveries, if any, on account of certain claims of the estate or to participate in a global settlement among all holders of AG claims.  The AG Claims are unliquidated.

                                   Range of Claims:                            Unliquidated
                                   Estimated Percentage Recovery:              TBD

Class 7 - Intercompany             An intercompany claim is a claim by one or more of Friedman's and its
Claims                             affiliates against other Friedman's affiliates on account of various matters incurred in the ordinary course of business, not including any claims between Friedman's and Crescent Jewelers.  Under the Plan, at the
                                   option of Friedman's, intercompany claims may either be reinstated or eliminated.  The ultimate decision will be based upon business planning reasons of the Reorganized company and will not affect distributions to other creditors under the Plan.

                                   Estimated Amount of Claims:                 N/A
                                   Estimated Percentage Recovery:              N/A

Class 8 - Subordinated             Subordinated claims include claims by current or former holders of
Claims                             Friedman's common stock for damages or rescission in connection with the purchase or sale of such stock, including claims asserting that
                                   Friedman's historical, public financial statements did not accurately portray Friedman's financial condition.  Subordinated claims also include claims by governmental units for penalties, fines, restitution and disgorgement. Under the Bankruptcy Code, such claims have the same priority as Friedman's common stock. Holders of such claims therefore will not be entitled to receive any property on account of their claims under the Plan.

                                   Estimated Amount of Claims:                 N/A
                                   Estimated Percentage Recovery:              0%

Class 9 - Interests                Interests include holdings of Friedman's class A and class B common stock, as well as any options, warrants, call rights, puts, awards, or other agreements to acquire such stock.  Under the Plan, all interests will be cancelled, and holders of interests will not receive or retain any property on account of such interests under the Plan.  Subject to certain restructuring transactions, interests held directly or indirectly by Friedman's will be reinstated.

                                   Estimated Amount of Interests:              N/A
                                   Estimated Percentage Recovery:              0%


Capitalization
--------------

         As of the date of this Current Report, the Company has issued and outstanding (i) 20,713,162 shares of class A common stock, par value $.01 per share ("Class A Common Stock"), (ii) 1,196,283 shares of class B common stock, par value $.01 per share, and (iii) a Warrant, dated September 7, 2004 (the "Warrant"), which entitles the holder of the Warrant to acquire 3,000,000 shares of Class A Common Stock. Under the Plan, all interests in Class A Common Stock, the Class B Common Stock, the Warrant, and any options, call rights, puts, awards or other agreements to acquire capital stock of the Company, will be cancelled, and holders of such interests will not receive or retain any property under the Plan.

         Pursuant to the Plan and the Confirmation Order, immediately following the effectiveness of the Plan, the Reorganized Company will adopt and file with the Secretary of State of the State of Delaware an amended and restated certificate of incorporation (the "Amended and Restated Certificate of Incorporation"). The number of shares of common stock of the Reorganized Company to be authorized under the Amended and Restated Certificate of Incorporation will be determined prior to the Closing Date and set forth in such certificate.

         Upon the effectiveness of the Plan, 100% of the shares of the newly issued common stock of the Reorganized Company will be issued to Harbert in exchange for Harbert's conversion of all its claims and interests to equity plus its investment. The exact number of shares of common stock of the Reorganized Company to be issued to Harbert under the Investment Agreement will be determined prior to the Closing Date.

Information Regarding the Assets and Liabilities of the Company
---------------------------------------------------------------

         On November 17, 2003 the Company announced that it had determined that its financial statements for the fiscal years ending September 30, 2000 through September 30, 2002 and the first three quarters of fiscal 2003 required restatement and should not be relied upon. The Company's auditors, Ernst & Young, LLP simultaneously informed the Company that it was withdrawing its audit opinions on the previously filed annual financial statements. Subsequently, the Company has commenced a thorough review of its accounting records on a quarterly basis to identify the sources and quantify the amounts of required adjustments to its financial records. Because the aforementioned review is incomplete, the Company is not presently able to provide information as to the assets and liabilities as to the date of the Confirmation Order in this Current Report. The Company presently anticipates providing such statements upon the completion of its accounting review. However, the Company cannot presently predict when the aforementioned review will be completed.

Cautionary Statement Regarding Forward-Looking Statements
---------------------------------------------------------

         Some of the statements included in the Plan and the Disclosure Statement, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance and a variety of factors could cause the Company's actual results to differ materially from the anticipated or expected results expressed in these forward-looking statements. The Company undertakes no obligation to update or revise any such forward-looking statements. The forward-looking statements and the Company's liquidity, capital resources, and results of operations are subject to a number of risks and uncertainties, including, but not limited to, the following: the ability of the Company to operate as a going concern; the ability of the Company to continue to obtain use of cash collateral and/or debtor-in-possession (DIP) financing pursuant to the terms of such agreements; the ability of the Company to comply with the terms and conditions of its DIP financing, including its secured subordinated term loan with Harbert; court approval of the motions prosecuted by the Company from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the chapter 11 case; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; the ability of the Company to obtain trade credit, and shipments and terms with vendors and service providers for current orders; the Company's ability to maintain contracts that are critical to its operations; potential adverse developments with respect to the Company's liquidity and/or results of operations; competitive pressures from other retailers; trends in the economy as a whole which may affect consumer confidence and consumer demand for the types of goods sold by the Company; the ability of the Company to attract, retain and compensate key executives and associates; the ability of the Company to attract and retain customers; potential adverse publicity; the final results of the audit including the review of the calculation of our allowance for doubtful accounts; the results of the SEC and United States Attorney's Office for the Eastern District of New York investigations; the results of various litigation; the effect of the restatement on our credit facilities, including funding availability thereunder and our relationship with our lenders; the effect of the restatement on our future earnings, including any adjustments to previously announced earnings forecasts; and other risks factors identified from time to time in our SEC reports, including, but not limited to, the report on Form 10-K for the year ended September 28, 2002.

Item 9.01.        Financial Statements and Exhibits.

         (c)      Exhibits.

Exhibit
Number                Description
------                -----------

Exhibit 2.1 First Amended Joint Plan of Reorganization of Friedman's Inc. and Certain Affiliates, Debtors and
                      Debtors-In-Possession

Exhibit 99.1 Order of the Bankruptcy Court entered November 23, 2005, confirming the First Amended Joint Plan of Reorganization of Friedman's Inc. and Certain Affiliates, Debtors and Debtors-In-Possession

Exhibit 99.2 Order of the Bankruptcy Court entered November 23, 2005, on objections to confirmation of the First Amended Joint Plan of Reorganization of Friedman's Inc. and
                      Certain Affiliates, Debtors and Debtors-In-Possession

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FRIEDMAN'S INC.


Date: November 30, 2005                         By: /s/ C. Steven Moore
                                                   -----------------------------
                                                   C. Steven Moore
                                                   Chief Administrative Officer
                                                   and General Counsel

                                 EXHIBIT INDEX

Exhibit
Number                Description
------                -----------

Exhibit 2.1 First Amended Joint Plan of Reorganization of Friedman's Inc. and Certain Affiliates, Debtors and
                      Debtors-In-Possession

Exhibit 99.1 Order of the Bankruptcy Court entered November 23, 2005, confirming the First Amended Joint Plan of Reorganization of Friedman's Inc. and Certain Affiliates, Debtors and Debtors-In-Possession

Exhibit 99.2 Order of the Bankruptcy Court entered November 23, 2005, on objections to confirmation of the First Amended Joint Plan of Reorganization of Friedman's Inc. and
                      Certain Affiliates, Debtors and Debtors-In-Possession